UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

AMENDED FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): January 24, 2005

MODERN TECHNOLOGY CORP.

(Exact name of registrant as specified in charter)

NEVADA 002-80891 11-2620387

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

1420 N. Lamar Blvd., Oxford MS 38655

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (662) 236-5928

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR

230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR

240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

The following financial statements are included herewith:

Sound City, Inc. Audited Financial Statements for the years ended December 31, 204 and 2003

Unaudited Proforma Consolidated Balance Sheets as of January 25, 2005

Unaudited Proforma Statements Of Operations for the year ended June 30, 2004

Unaudited Proforma Statements of Operations for the year ended June 30, 2003

SOUND CITY, INC.

FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

I N D E X

                                                                                                                                                                            Page

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                                                             1

BALANCE SHEETS                                                                                                                                              2

STATEMENTS OF OPERATIONS                                                                                                                      3

STATEMENTS OF CASH FLOWS                                                                                                                     4

STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY                                                                         5

NOTES TO FINANCIAL STATEMENTS                                                                                                       6 - 11

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders

Sound City, Inc.

We have audited the accompanying balance sheets of Sound City, Inc. (the "Company") as of December 31, 2004 and 2003, and the related statements of operations, changes in shareholders' equity and cash flows for each of the two years in the period ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based upon our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sound City, Inc. at December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

GREENBERG & COMPANY LLC

Springfield, New Jersey

March 17, 2005

SOUND CITY, INC.
BALANCE SHEETS

	December 31, 2004	December 31, 2003
ASSETS		
CURRENT ASSETS		
Cash	$ 230,823	$ 548,162
Accounts receivable	103,737	51,137
Inventory	2,501,173	2,673,812
Prepaid expenses	4,350	250
Total current assets	2,840,083	3,273,361
PROPERTY AND EQUIPMENT, at cost		
Property and equipment, net	123,878	107,843
OTHER ASSETS	61,934	50,500
TOTAL ASSETS	**$ 3,025,895**	**$ 3,431,704**
LIABILITIES AND SHAREHOLDERS' EQUITY		
CURRENT LIABILITIES		
Accounts payable	$ 1,193,940	$ 1,502,944
Sales tax payable	24,600	25,761
Notes payable - current	63,282	60,412
Accrued expenses	18,655	4,128
Customer deposits payable	113,066	106,280
Stockholders' loans	1,128,626	1,030,236
Total current liabilities	2,542,169	2,729,761
Notes payable - related party	91,314	153,766
Notes payable - net of current portion	168,558	216,586
TOTAL LIABILITIES	2,802,041	3,100,113
SHAREHOLDERS' EQUITY		
Common stock - 1000 shares authorized, 200 shares issued and outstanding, no par value	2,000	2,000
Additional paid in capital	446,731	446,731
Retained earnings (deficit)	(224,877)	(117,140)
TOTAL SHAREHOLDERS' EQUITY	223,854	331,591
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	**$ 3,025,895**	**$ 3,431,704**

The accompanying notes are an integral part of these financial statements

SOUND CITY, INC.
STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,	
	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES		
Net (loss)	$ (107,737)	$ (31,123)
Adjustment to reconcile net (loss) to net cash provided by (used in) operating activities		
Depreciation and amortization	26,332	16,202
Changes in operating assets and liabilities		
Accounts receivable	(52,600)	53,708
Inventory	172,638	540,400
Prepaid expenses	(4,100)	(5)
Other assets	(11,434)	(30,500)
Accounts payable	(309,004)	(160,668)
Sales tax payable	(1,161)	(4,942)
Accrued expenses	14,527	(1,429)
Customer deposits payable	6,786	(30,506)
Net cash provided by (used in) operating activities	(265,753)	351,137
CASH FLOWS FROM INVESTING ACTIVITIES		
Purchase of property and equipment	(42,365)	-
Net cash (used 1n) investing activities	(42,365)	-
CASH FLOWS FROM FINANCING ACTIVITIES		
Proceeds from loans payable	20,740	269,200
Proceeds from stockholder loans	98,389	27,250
Payments on notes payable	-	(300,000)
Payments on notes payable - related party	(62,452)	
Repayment of long-term debt	(65,898)	-
Net cash provided by (used In) financing activities	(9,221)	(3,550)
Net Increase (decrease) in cash and cash equivalents	(317,339)	347,587
Cash and cash equivalents at beginning of period	548,162	200,575
Cash and cash equivalents at end of period	$ 230,823	$ 548,162
Supplemental disclosure of cash flow information:		
Cash paid during the year for interest	$14,491	$16,201

Page 4

SOUND CITY, INC.
STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
FOR THE PERIOD JANUARY 1, 2003 THROUGH DECEMBER 31, 2004

	Common Stock		Additional	Retained	Total
	Number of Shares	No Par Value	Paid In Capital	Earnings (Deficit)	Shareholders' Equity
Balance at January 1, 2003	200	$2,000	$446,731	($86,017)	$362,714
Net (loss)				(31,123)	(31,123)
Balance at December 31, 2003	200	2,000	446,731	(117,140)	331,591
Net (loss)				(107,737)	(107,737)
Balance at December 31, 2004	200	$2,000	$446,731	($224,877)	$223,854

Page 5

SOUND CITY, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 1 ORGANIZATION AND NATURE OF OPERATIONS

Sound City, Inc. (the "Company") is a retailer of high performance, name brand, audio, video, mobile electronics, and home theater products. Its products are sold through retail, direct mail and via the internet.

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and judgments that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Accounts receivable are judged as to collectibility and a reserve is established as considered necessary. No reserve was established as of December 31, 2004 and 2003.

Inventory

Inventory is stated at the lower of cost (first-in, first-out) or market (net realizable value) and consists principally of finished goods.

Property and Equipment

Property and equipment are recorded at cost. Depreciation of property and equipment is provided using straight-line and accelerated methods. The estimated useful lives are as follows:

Years

Furniture, fixtures and equipment           5 - 7

Transportation equipment                        5

Leasehold improvements                       31.5

Expenditures for major renewals and betterment that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

SOUND CITY, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

(CONTINUED)

Depreciation expense for the years December 31, 2004 and 2003, amounted to $26,332 and $16,202, respectively.

Income Taxes

The Company, with the consent of its shareholders, has elected under the Internal Revenue Code to be taxed as an S corporation. The shareholders of an S corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal income taxes has been included in these financial statements.

Cash and Cash Equivalents

Cash equivalents consist of highly liquid, short-term investments with original maturities of 90 days or less. The carrying amount reported in the accompanying balance sheet approximates fair value.

Revenue Recognition

The Company generally recognizes revenue at point of sale or upon shipment when the collectibility of the resulting receivable is reasonably assured. The Company allows credit for products returned within its policy terms. Such returns are estimated and an allowance for product returns is recorded at the time of sale, as necessary.

Advertising

Advertising costs are expensed as incurred. Advertising expense was $103,702 and $256,489 for the years ended December 31, 2004 and 2003, respectively.

Shipping and Handling Costs

Amounts billed to customers for shipping costs resulting from a sales transaction are included in Revenues while costs incurred by the Company for shipping and handling are included in cost of goods sold.

NOTE 3 CONCENTRATION OF CREDIT RISK

The Company maintains cash balances in a financial institution located in New Jersey. These balances are insured by the Federal Deposit Insurance Corporation up to $100,000. At December 31, 2004, uninsured amounts held at financial institutions were $94,500.

SOUND CITY, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

(CONTINUED)

NOTE 4 LONG-TERM DEBT

               Long-term debt consists of the following:

                                                                                                                                                                                        December 31, 2004

Note payable to Valley National Bank

in the original amount of $300,000,

payable in monthly installments of

$5,742.46 including interest at 5.5%.

The loan is secured by the personal

Guarantee of the shareholders and a

mortgage on property owned by the

shareholders. The note will be fully

paid May, 2008.                                                                                                                                               $ 214,888

Note payable to Chrysler Credit Corp.

in the original amount of $30,700,

payable in monthly installments of

$523.51 including interest at .9%.

The loan is secured by transportation

equipment. The note was fully paid in

January, 2005                                                                                                                                                            523

Note payable to BMW Financial in the

original amount of $20,741, payable

in monthly installments of $419.53

Including interest at 3.9%. The loan is

secured by transportation equipment. The

note will be fully paid May, 2008.                                                                                                                         16,429

                                                                                                                                                                         231,840

        Less: current portion                                                                                                                                                        63,282

                                                                                                                                                                                          $ 168,558

SOUND CITY, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

(CONTINUED)

        Long-term debt matures as follows:

Year Ending

December 31,

2005                                                                             $     63,282

2006                                                                                    66,241

2007                                                                                    69,919

2008                                                                                    32,398

                                                                                    $    231,840

NOTE 5 INVENTORY LINE OF CREDIT

As of December 31, 2004, the Company had a $750,000 Inventory Security Agreement with GE Capital. Under the Agreement the Company may apply to GE Capital for an extension of credit to purchase inventory. Advances are repaid without interest 90 days after the Company receives the funds. Late payments are subject to finance charges. GE Capital has a security interest in all Company assets and the personal guarantee of the stockholders. The amount due as of December 31, 2004 was $451,507 and is included in accounts payable.

NOTE 6 RELATED PARTY TRANSACTIONS

The Company leases its two facilities from the Company's shareholders and a Limited Liability Company owned by the shareholders. Each of the two leases expire June 30, 2014. The Company is responsible for taxes and other expenses on an annual basis.

Rent expense under these related party leases for 2004 and 2003 totaled $280,896 and $240,000, respectively.

Future minimum annual rent is as follows:

2005                                             $     288,000

2006                                                    336,000

2007                                                    346,080

2008                                                    356,490

2009                                                    367,185

Thereafter                                         1,795,080

                                                     $ 3,488,835

SOUND CITY, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

(CONTINUED)

At December 31, 2004, the Company had a Demand Promissory Note (the "Note") payable to its shareholders in the amount of $1,128,626. The note is unsecured, subordinated, non-interest bearing and is payable upon demand. The Company also had loans payable to related parties in the amount of $91,314. These loans are unsecured, subordinated, non-interest bearing and are payable demand. The loans payable to related parties are classified as non-current in the Balance Sheet at December 31, 2004, because repayment is not anticipated during the next year.

In the normal course of business, the Company purchases from and sells to Sammans Electronics Inc (Sammans). Sammans is owned by a relative of the Company's shareholders. For the years ended December 31, 2004 and 2003, purchases to Sammans totaled $15,106 and $33,119, respectively. For the years ended December 31, 2004 and 2003, sales to Sammans Electronics Inc. totaled $16,596 and $77,416, respectively.

NOTE 7 COMMITMENTS AND CONTINGENCIES

The Company guarantees the mortgage debt of Yassin & Company, LLC, a real estate holding company owned by the stockholders. The amount of outstanding mortgage debt at December 31, 2004 was $420,234.

In addition, the Company also guarantees the mortgage debt of Kamel Yassin, President and Shareholder and Mervet Yassin, CFO and Shareholder on commercial property owned by them. The amount of outstanding mortgage at December 31, 2004 was $375,180.

NOTE 8 SUBSEQUENT EVENT

On January 24, 2005, the shareholder's of the Company entered into an agreement (the "agreement") for the sale of 51% of the total common shares to Modern Technology Corp. ("MTC") for $2,000,000 paid in a combination of $1,200,000 cash and $800,000 in convertible notes. The convertible notes have an annual interest rate of 5%, are due on December 31, 2006 and are convertible into common stock at a discount of thirty-five percent (35%) from the market value at the time of the conversion notice date. As part of the agreement, MTC was granted an option to purchase the remaining 49% of the common shares for $3,500,000. The option will lapse on December 31, 2009. The Company shares, cash and convertible notes are being held in escrow pending removal of the personal guaranty provided by Kamel Yassin, President and Shareholder and Mervet Yassin, CFO and Shareholder, on two loans outstanding.

Pag

e 10

SOUND CITY, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

(CONTINUED)

As part of the agreement, Sound City entered into an employment agreement with Kamel Yassin for a $200,000 annual salary for a five-year term. Kamel Yassin was also granted the right to purchase, annually, at a discount of 35% to market, an amount of common stock equivalent to one share for each dollar represented by five percent (5%) of the gross revenues of MTC subsidiaries related to Sound City or revenues from businesses managed or acquired through the efforts of Kamel Yassin. In addition, Kamel Yassin will also receive a commission equal to one share of MTC common share for every fifty dollars of gross revenue generated from businesses managed or acquired through the efforts of Kamel Yassin.

Subsequent to the Company's agreement with MTC, GE Capital Corp. reduced the Inventory Line of Credit from $750,000 at December 31, 2004 to $350,000 in February 2005.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

INTRODUCTORY NOTE

The following unaudited pro forma condensed statement of operations gives effect to the acquisition by Modern Technology Corp., a Nevada corporation ("the Company") using the purchase method of accounting, and the assumptions and adjustments to reflect the allocation of purchase price described in the accompanying notes to the unaudited pro forma condensed consolidated statement of operations. The pro forma adjustments are based on management's estimates of the value of the tangible and intangible assets acquired. The unaudited pro forma condensed consolidated statement of operations consolidate the audited results of operations of the Company and the unaudited results of Sound City, Inc. for the year ended June 30, 2004, as if the acquisition had occurred on July 1, 2003.

The unaudited pro forma condensed consolidated financial information has been prepared from, and should be read in conjunction with the historical consolidated financial statements of Modern Technology Corp. which can be found in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004 filed with the Securities and Exchange Commission. Sound City, Inc. historical financial statements for the year ended December 31, 2004 and 2003 are included elsewhere in this Form 8-K/A filing as Exhibit ___.

The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and is not intended to represent what the Company's financial statements are or would have been if the acquisition had occurred on those dates or to project the Company's financial statements for any future period. Since the Company and Sound City, Inc. were not under common control or management for any period presented, the unaudited pro forma condensed consolidated financial results may not be comparable to, or indicative of, future performance. These statements do not reflect any additional costs or cost savings resulting from the acquisition.

1

Unaudited Pro Forma Consolidated Balance Sheet
As of January 25, 2005

	Modern Technology Corp.	Sound City, Inc.	Pro Forma Adjustments		Pro Forma Combined
Cash and cash equivalents	$ 331,057	$ 286,530	$ -		$ 617,587
Accounts receivable	-	7,978			7,978
Inventories	-	2,460,801			2,460,801
Prepaid expenses and other current assets	92,630	250			92,880
Property, plant and equipment, net	-	123,878			123,878
Goodwill and other intangibles, net		-	1,757,498	1	1,757,498
Other assets	3,890,000	62,009	(2,000,000)	2	1,952,009
Total assets	$ 4,313,687	2,941,446	$ (242,502)		$ 7,012,631
Accounts payable	$ -	$ 912,499			$ 912,499
Notes payable	2,800,000	518,429			3,318,429
Accrued expenses and other current liabilities	47,188	120,680			167,868
Sales taxes payable	-	18,711			18,711
Stockholders' loans payable	-	1,128,625			1,128,625
Shareholders' equity	1,466,499	242,502	(242,502)	3	1,466,499
Total liabilities and shareholders' equity	$ 4,313,687	$ 2,941,446	$ (242,502)		$ 7,012,631

Pro Forma Adjustments	
1	To reflect the purchase price allocation to goodwill
2	To eliminate the investment in Sound City on Modern's books
3	To eliminate the historical shareholders' equity of Sound City

	Modern Technology Corp.	Sound City, Inc.	Pro Forma Adjusments	Pro Forma Combined
Sales, net	$ -	$ 10,235,260		$ 10,235,260
Cost of sales	-	7,935,330		7,935,330
Gross margin	-	2,299,930		2,299,930
Operating Expenses				
Selling, general and adminstrative expenses	75,304	2,400,027		2,475,331
Other expenses	19,345	57,861		77,206
Operating income/(loss)	(94,649)	(157,958)		(252,607)
Other income/(expense), net	1,170	13,423		14,593
(Loss) from continuing operations	(93,479)	(144,535)		(238,014)
(Loss) from discontinued operations	(24,817)	-		(24,817)
Net (Loss) attributable to common shareholders	$ (118,296)	$ (144,535)		$ (262,831)
(Loss) per share data:				
Weighted average shares, basic and diluted	20,150,000			20,150,000
Basic and diluted Net (loss) per share	$ (0.01)			$ (0.01)

See notes to unaudited pro forma combined condensed consolidated statement of operations

	Modern Technology Corp.	Sound City, Inc.	Pro Forma Adjusments	Pro Forma Combined
Sales, net	$ -	$ 12,970,593		$ 12,970,593
Cost of sales	-	9,962,885		9,962,885
Gross margin	-	3,007,708		3,007,708
Operating Expenses				
Selling, general and adminstrative expenses	96,638	3,025,654		3,122,292
Other expenses	112,175	53,054		165,229
Operating income/(loss)	(208,813)	(71,000)		(279,813)
Other income/(expense), net	4,054	8,853		12,907
(Loss) from continuing operations before taxes (benefit)	(204,759)	(62,147)		(266,906)
Income tax (benefit)	(7,210)	-		(7,210)
Net (Loss) attributable to common shareholders	$ (197,549)	$ (62,147)		$ (259,696)
(Loss) per share data:				
Weighted average shares, basic and diluted	20,150,000			20,150,000
Basic and diluted Net (loss) per share	$ (0.01)			$ (0.01)

See notes to unaudited pro forma combined condensed consolidated statement of operations

MODERN TECHNOLOGY CORP. NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

1. BASIS OF PRESENTATION

On January 25, 2005, Modern Technology Corp., a Nevada corporation (the "Company") completed its acquisition of Sound City, Inc. ("Sound City) from its shareholders (the "Sellers"). Pursuant to the Agreement for Sale of Stock of Sound City, Inc. dated January 24, 2005, (the "Agreement") by and between the Company and the Sellers, the Company purchased 51% of the shares of Sound City for $2,000,000 payable to the Sellers in a combination of cash and convertible debt. In addition, the Company has the option to purchase the remaining 49% of the outstanding capital stock of Sound City

Sound City is engaged in the business of selling and installing consumer electronics products in the audio, video, car, stereo and home theatre lines of business.

The consideration the Company paid to the Sellers pursuant to the Agreement was determined pursuant to arms' length negotiations and the Company's management relied on representations made by Sound City's management, the Sellers and other documents and information provided to the Company. The Company's management and Board considered various factors to determine the amount of consideration appropriate for the acquisition, including the potential benefit of the transaction to the Company's shareholders.

The unaudited pro forma condensed financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and certain footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles (GAAP) have been condensed or omitted pursuant to such rules and regulations. However, the Company believes that the disclosures are adequate to make the information not misleading.

These columns below include Sound City's historical unaudited consolidated statements of operations. The unaudited statement of operations of Sound City for the twelve months ended June 30, 2004 was derived from unaudited consolidated financial statements.

The columns below reflect the adjustments and reclassifications necessary to convert Sound City's historical financial statements for presentation in the Unaudited Pro Forma Condensed Financial Statements.

4

2. PURCHASE PRICE ALLOCATION

The unaudited pro forma condensed consolidated financial statements reflect various purchase price allocations. In accordance with SFAS No. 141, Business Combinations ("SFAS No. 141"), the total purchase price was allocated to the tangible and intangible assets of Sound City based upon their estimated fair values at the acquisition date with the excess purchase price allocated to goodwill. The following table summarizes the components of the total purchase price and the allocation as of the date of acquisition:

The unaudited pro forma condensed financial statements are not necessarily indicative of the operating results or financial position that would have occurred had the acquisition been completed as of the dates indicated, nor are they necessarily indicative of future operating results or financial position. The purchase accounting adjustments made in connection with the unaudited pro forma condensed consolidated financial statements are based on a preliminary valuation that has been made solely for purposes of developing the pro forma financial information and is based upon currently available information. Such a valuation is subject to final adjustments. Accordingly, the actual adjustments to be recorded in connection with the final purchase price allocation may differ from the pro forma adjustments reflected in the unaudited pro forma condensed financial statements, and any such differences may be material.

In accordance with SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS No. 142"), goodwill will not be amortized and will be tested for impairment at least annually. The amounts contained in the purchase price allocation may change as additional information becomes available regarding the assets and liabilities acquired. The purchase price allocations are expected to be finalized within one year of the acquisition. Any change in the fair value of the net assets will change the amount of the purchase price allocable to goodwill.

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODERN TECHNOLOGY CORP.

Date: April 8, 20005                                                    /s/ Anthony K. Welch

                                                                                    ---------------------------

                                                                                    Anthony K. Welch, CEO